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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2002

Beazer Homes USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Peachtree Dunwoody Road, Suite B-200, Atlanta, Georgia 30342
(Address of Principal Executive Offices)

(404) 250-3420
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired

        The consolidated financial statements for Crossmann Communities, Inc. as of December 31, 2001 and 2000 and for each of the three years ended December 31, 2001 and the report thereon of Deloitte & Touche LLP, independent auditors, are incorporated by reference from Crossmann's Annual Report on Form 10-K for the year ended December 31, 2001.

        The consolidated unaudited financial statements for Crossmann Communities, Inc. as of March 31, 2002 and for the three months ended March 31, 2002 and 2001 are attached as Exhibit 99.2.

(b)
Pro Forma Financial Information.

        In accordance with Item 7(b), attached as Exhibit 99.1 are the Beazer Homes USA, Inc. unaudited pro forma condensed combined balance sheet as of March 31, 2002, the unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2002, and the unaudited pro forma condensed combined statement of operations for the year ended September 30, 2001.

(c)
Exhibits

Exhibit Number
99.1	Beazer Homes USA, Inc. unaudited pro forma condensed combined balance sheet as of March 31, 2002, the unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2002, and the unaudited pro forma condensed combined statement of operations for the year ended September 30, 2001.
99.2	Consolidated unaudited financial statements of Crossmann Communities, Inc. as of March 31, 2002 and for the three months ended March 31, 2002 and 2001.
99.3	Consent of Deloitte & Touche LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Beazer Homes USA, Inc.
July 1, 2002 Date	By:	/s/ DAVID S. WEISS David S. Weiss, Executive Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
SIGNATURES